Cash And Cash Equivalents Details of Cash and Cash Equivalents (Details) $ in Thousands, ₩ in Millions	Dec. 31, 2017 KRW (₩)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 KRW (₩)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 KRW (₩)	Dec. 31, 2014 KRW (₩)
Cash and cash equivalents [Abstract]
Cash	₩ 2,009,363		₩ 2,113,739
Foreign currencies	617,155		742,340
Demand deposits	3,423,355		4,238,956
Fixed deposits	858,413		496,289
Total	₩ 6,908,286	$ 6,471,947	₩ 7,591,324	$ 7,111,843	₩ 6,644,055	₩ 5,962,861